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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

THE RMR GROUP INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Notice of 2018 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, March 28, 2018 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

THE RMR GROUP INC.

It is our pleasure to invite you to join our Board of Directors and executive officers at The RMR Group Inc.'s 2018 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2018 Annual Meeting of Shareholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2018 Annual Meeting of Shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods, or sign and return a proxy card/voting instruction form, to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

January 26, 2018

On behalf of the Board of Directors,

Rosen Plevneliev
Chair of the Nominating and Governance Committee

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, March 28, 2018

9:30 a.m., Eastern time

The RMR Group Headquarters
Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2018 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set January 17, 2018 as the record date for the meeting. This means that owners of record of shares of common stock of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2018 Annual Meeting. All shareholders are encouraged to vote in advance of the 2018 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

January 26, 2018

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Executive Vice President, General Counsel and Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2018 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2018 Annual Meeting and vote your shares in person.

THE RMR GROUP INC.     2018 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on January 17, 2018.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 11	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 55	FOR	Majority of all votes cast

  *
  Non-binding advisory vote.

You can vote in advance in one of three ways:

Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on March 27, 2018 to authorize a proxy VIA THE INTERNET.

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on March 27, 2018 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 on page 9 of "Questions and Answers" for important details on admission requirements.

2    THE RMR GROUP INC.     2018 Proxy Statement

SUMMARY OF PROPOSALS

This summary highlights matters for consideration by shareholders at our 2018 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 13)

The following five Directors are up for election to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Ann Logan	63	Retired executive of Fannie Mae	Audit (Chair), Compensation and Nominating and Governance Committees
Rosen Plevneliev	53	Former President of the Republic of Bulgaria	Audit, Compensation and Nominating and Governance (Chair) Committees
Adam D. Portnoy	47	Managing Director of the Company and President and Chief Executive Officer of the Company and The RMR Group LLC	Compensation and Nominating and Governance Committees
Barry M. Portnoy	72	Managing Director of the Company and Chairman of The RMR Group LLC	Compensation and Nominating and Governance Committees
Walter C. Watkins, Jr.	71	Principal of WCW Enterprises, LLC, retired executive of Bank One Corporation	Audit, Compensation (Chair) and Nominating and Governance Committees

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 55)

Shareholders are asked to ratify the appointment of Ernst & Young LLP as independent auditors of The RMR Group Inc. for the Company's fiscal year ending September 30, 2018. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending September 30, 2018.

THE RMR GROUP INC.     2018 Proxy Statement    3

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

January 26, 2018

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") of The RMR Group Inc., a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, March 28, 2018, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2017 Annual Report on Form 10-K on or about January 26, 2018.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2018 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock of the Company as of the close of business on January 17, 2018, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of shares of our Class A Common Stock ("Class A Common Shares") are entitled to one vote for each Class A Common Share held on the Record Date, holders of shares of our Class B-1 Common Stock ("Class B-1 Common Shares") are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of shares of our Class B-2 Common Stock ("Class B-2 Common Shares," and, together with Class A Common Shares and Class B-1 Common Shares, "Common Shares") are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the 2018 Annual Meeting of Shareholders. Our Class A Common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On January 17, 2018, there were 15,162,338 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2018 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MARCH 28, 2018.

The Notice of 2018 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended September 30, 2017 are available at www.proxyvote.com.

4    THE RMR GROUP INC.     2018 Proxy Statement

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2018 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended September 30, 2017 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2018 Annual Meeting: Matthew P. Jordan, Chief Financial Officer and Treasurer; Adam D. Portnoy, Managing Director, President and Chief Executive Officer; and Barry M. Portnoy, Managing Director.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Class A Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Class A Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Class A Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Class A Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on March 27, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

THE RMR GROUP INC.     2018 Proxy Statement    5

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on March 27, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

4. Who may vote at the 2018 Annual Meeting?

Holders of record of Class A Common Shares, Class B-1 Common Shares or Class B-2 Common Shares as of the close of business on January 17, 2018, the Record Date, may vote at the meeting. Holders of Class A Common Shares are entitled to one vote for each Class A Common Share held on the Record Date. Holders of Class B-1 Common Shares are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of Class B-2 Common Shares are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the meeting. As of the close of business on the Record Date, there were 15,162,338 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares entitled to vote at the meeting.

5. What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of all Director nominees;
• withhold your vote for all Director nominees; or
• vote in favor of one or more Director nominees and withhold your vote for the other Director nominee(s).
	The Board recommends a vote FOR all Director nominees.	Plurality of all votes cast
Item 2: Ratification of the appointment of Ernst & Young LLP as independent auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast

  *
  Our Audit Committee, which is 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

6    THE RMR GROUP INC.     2018 Proxy Statement

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of all Director nominees identified in this Proxy Statement; and

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  FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

  •
  Non-Discretionary Items.  The election of Directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

  •
  Discretionary Items.  The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2018 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2018 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2018 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1. There can be no broker non-votes on Item 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2018 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

THE RMR GROUP INC.     2018 Proxy Statement    7

A shareholder's attendance at the 2018 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2018 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2018 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2018 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Class A Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's and its subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

8    THE RMR GROUP INC.     2018 Proxy Statement

2018 Annual Meeting Information

14. How do I attend the 2018 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2018 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the Record Date (January 17, 2018) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting.

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  Record owners: If you are a shareholder as of the Record Date who holds shares directly, you need not present any documentation to attend the 2018 Annual Meeting, other than photo identification.

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  Beneficial owners: If you are a shareholder as of the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by email to secretary@rmrgroup.com. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, March 21, 2018, or if the meeting is postponed or adjourned to a later date, on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

  (1)
  Your name and complete mailing address;

  (2)
  Proof that you owned shares of the Company as of January 17, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

  (3)
  A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and email address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8230.

THE RMR GROUP INC.     2018 Proxy Statement    9

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2018 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrgroup.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2019 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2019 annual meeting of shareholders must be submitted as follows:

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  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by September 28, 2018.

  •
  For a nomination or proposal to be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, the proposal must be received by the Company no later than December 12, 2018.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 32 of this Proxy Statement.

10    THE RMR GROUP INC.     2018 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Articles of Amendment and Restatement (our "Charter") and our Bylaws, the Board currently consists of five members, three of whom are Independent Directors and two of whom are Managing Directors.

A plurality of all the votes cast at the meeting at which a quorum is present is required to elect a Director at the 2018 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o The RMR Group Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our Charter and Bylaws, the Board consists of five Directors: two Managing Directors and three Independent Directors. As set forth in our Bylaws, Independent Directors are Directors who are not employees of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees of the Company or any of its subsidiaries or involved in the day to day activities of the Company, any of its subsidiaries or any of their predecessors for at least one year prior to such Director's election. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be

THE RMR GROUP INC.     2018 Proxy Statement    11

able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including perspectives, backgrounds and experiences.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of asset management and commercial real estate industries.

•

Familiarity with client company sectors.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Directors and three Independent Directors.	• Qualifying as a Managing Director in accordance with the requirements of our Bylaws. • Qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

12    THE RMR GROUP INC.     2018 Proxy Statement

2018 Nominees for Director

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Adam D. Portnoy and Barry M. Portnoy for election as Managing Directors and Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. for election as Independent Directors. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2019 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of all Director nominees.

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of January 17, 2018, of the Director nominees and the Company's executive officers. The business address of the Director nominees and executive officers is c/o The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Director nominee's biography below are the attributes of that Director nominee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director nominee's qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

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Directors and Director Nominees

Ann Logan

Independent Director since 2015

Term: Term expiring at the 2018 Annual Meeting

Age: 63

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: None

Ms. Logan was previously employed in various executive capacities at Fannie Mae, a U.S. Government sponsored enterprise with various classes of publicly owned securities, including as executive vice president of the single family mortgage business from 1998 to 2000 and as executive vice president and chief credit officer from 1993 to 1998. Since her employment at Fannie Mae, Ms. Logan has been involved in a number of nonprofit organizations, including serving on the boards of The Washington School for Girls and Georgetown Preparatory School, and she currently serves as chair of the board of trustees of Bryn Mawr College. Ms. Logan previously served from 2005 to 2010 as a member of the board of directors of PHH Corporation, a New York Stock Exchange listed company providing real estate mortgage and automotive fleet services, where she was chair of the risk management committee and served on the audit and compensation committees. During 2014, Ms. Logan served on the board of trustees of Equity Commonwealth where she served on the audit, compensation and nominating and governance committees.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in the real estate mortgage and credit industries;

•

valuable perspective on the broader real estate industry;

•

professional skills, training and expertise in finance and risk management matters;

•

demonstrated management ability;

•

service on boards and board committees and experience as a senior executive of a public company;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

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Rosen Plevneliev

Independent Director since 2017

Term: Term expiring at the 2018 Annual Meeting

Age: 53

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: None

Mr. Plevneliev is the former president of the Republic of Bulgaria, having served from January 22, 2012 to January 22, 2017. From 2009 to 2011, he served as Bulgaria's Minister of Regional Development and Public Works, overseeing the country's infrastructure, communications and development projects. Prior to government service, Mr. Plevneliev was a partner and chief executive officer of IRIS International Ltd, a construction management firm that he founded in 1990, and managed several prominent projects in Germany and Bulgaria, including the Reichstag, Munich Airport and the Sofia Business Park, the first business park in Bulgaria and the largest office park in southeastern Europe. Mr. Plevneliev is a former member of the board of directors of the American Chamber of Commerce in Bulgaria, the board of the Confederation of Employers and Industrialists in Bulgaria and the board of the "For Our Children" Foundation.

Specific Qualifications, Attributes, Skills and Experience:

•

executive experience and demonstrated leadership ability as a former head of state;

•

experience heading large scale real estate construction and development projects in both the public and private sectors;

•

experience as a senior executive of a construction management company;

•

Bulgarian national; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

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Adam D. Portnoy

Managing Director since 2015

Term: Term expiring at the 2018 Annual Meeting

Age: 47

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); Tremont Mortgage Trust (since 2017); Industrial Logistics Properties Trust (since 2017); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been one of our Managing Directors, our President and our Chief Executive Officer since shortly after our formation in 2015. Mr. Portnoy is president and chief executive officer of The RMR Group LLC ("RMR LLC") and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of the Company and we became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and he was its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, trustee and officer of ABP Trust, the controlling shareholder of the Company. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunication company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

key leadership position with the Company and its subsidiaries and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

institutional knowledge earned through service on boards of trustees and directors of our clients and familiarity with our client companies' businesses; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Barry M. Portnoy

Managing Director since 2015

Term: Term expiring at the 2018 Annual Meeting

Age: 72

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); Five Star Senior Living Inc. (since 2001); RMR Real Estate Income Fund, including its predecessor funds (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017)

Mr. Portnoy has been one of our Managing Directors since shortly after our formation in 2015. Mr. Portnoy is chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became a majority owned subsidiary of the Company and we became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, the controlling shareholder of the Company. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016. Mr. Portnoy has been a director of RMR Advisors LLC since its founding in 2002 and served as a vice president of RMR Advisors LLC from 2002 until September 2017. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

extensive experience in, and knowledge of, the senior living, travel center and hospitality industries;

•

leadership position with the Company and its subsidiaries;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through service on boards of trustees and directors of our clients and familiarity with our client companies' businesses; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

THE RMR GROUP INC.     2018 Proxy Statement    17

Walter C. Watkins, Jr.

Independent Director since 2015

Term: Term expiring at the 2018 Annual Meeting

Age: 71

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: None

Mr. Watkins is the principal of WCW Enterprises, LLC, which he founded in 2000 to provide business consulting services and manage certain private investments. Prior to founding WCW Enterprises, Mr. Watkins served in various executive capacities at Bank One Corporation (the successor to First Chicago NBD, NBD Bancorp and National Bank of Detroit) from 1968 to 2000, including serving as executive vice president and president of Bank One, Michigan. As executive vice president, he was responsible for middle market banking in Michigan, Ohio and Kentucky, from 1998 to 2000. As president of Bank One, Michigan, he was the bank's primary public spokesman, community liaison and business coordinator for the state of Michigan. Mr. Watkins served as the chief development officer for the City of Detroit from 2002 to 2006 and the interim chief executive officer of Detroit Regional Convention Facility Authority from 2009 to 2010. Mr. Watkins is a member of the boards of directors of Detroit Economic Growth Corporation and Omega Psi Phi Fraternity Federal Credit Union. His past board affiliations include Health Alliance Plan, Detroit Medical Center, Detroit Regional Chamber of Commerce, United Way of Southeast Michigan and Fisk University.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

work on community boards and committees;

•

experience as a senior executive officer of a large banking business;

•

financial background;

•

African-American; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our Bylaws.

18    THE RMR GROUP INC.     2018 Proxy Statement

Executive Officers

Adam D. Portnoy

Managing Director, President and Chief Executive Officer since 2015 President and Chief Executive Officer of RMR LLC since 2006 Age: 47 Mr. Portnoy's background and qualifications are described above.

Barry M. Portnoy

Managing Director since 2015 Chairman of RMR LLC since 1986 Age: 72 Mr. Portnoy's background and qualifications are described above.

Jennifer B. Clark

Executive Vice President, General Counsel and Secretary since 2015

Executive Vice President and General Counsel of RMR LLC since 2008 and Secretary of RMR LLC since 2015

Age: 56

Ms. Clark has been our Executive Vice President, General Counsel and Secretary since shortly after our formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as secretary of Government Properties Income Trust, Hospitality Properties Trust, Industrial Logistics Properties Trust, Select Income REIT, Senior Housing Properties Trust, Tremont Mortgage Trust, Five Star Senior Living Inc. and TravelCenters of America LLC, and she served as secretary of Equity Commonwealth until 2014. Ms. Clark also serves as a director and secretary of Sonesta International Hotels Corporation, director, executive vice president, general counsel and secretary of RMR Advisors LLC, executive vice president, general counsel and secretary of Tremont Realty Advisors LLC and secretary and chief legal officer of RMR Real Estate Income Fund. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

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Matthew P. Jordan

Chief Financial Officer and Treasurer since 2015

Executive Vice President, Chief Financial Officer and Treasurer of RMR LLC since 2017

Age: 42

Mr. Jordan has been our Chief Financial Officer and Treasurer since shortly after our formation in 2015. Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became an executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan has been an executive vice president, chief financial officer and treasurer of RMR Advisors LLC since October 2017. Mr. Jordan has also been the executive vice president, chief financial officer and treasurer of Tremont Realty Advisors LLC since October 2017; he was previously a vice president, treasurer and chief financial officer of Tremont Realty Advisors LLC since its formation in 2016. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker Company from July 2011 until April 2012 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

David M. Blackman

Executive Vice President of RMR LLC since 2013

Age: 55

Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has served as president and chief executive officer of Tremont Realty Advisors LLC since January 2018, and he served as executive vice president of Tremont Realty Advisors LLC from its formation in 2016 through December 2017. Mr. Blackman has also served as chief executive officer of Tremont Mortgage Trust since shortly after its formation in 2017, president and chief operating officer of Select Income REIT since 2011 and president and chief operating officer of Government Properties Income Trust since 2011, where he also served as chief financial officer and treasurer from 2009 until 2011. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

20    THE RMR GROUP INC.     2018 Proxy Statement

David J. Hegarty

Executive Vice President of RMR LLC since 2006

Age: 61

Mr. Hegarty has been an executive vice president of RMR LLC since 2006. Mr. Hegarty was a director of RMR LLC from 1995 until June 5, 2015 when RMR LLC became a majority owned subsidiary of the Company and we became RMR LLC's managing member. Mr. Hegarty has been employed in various positions at RMR LLC and its managed companies since 1987, including serving as president and chief operating officer of Senior Housing Properties Trust since 1999. Prior to joining RMR LLC, Mr. Hegarty worked at Arthur Young & Co., a predecessor to Ernst & Young LLP. Mr. Hegarty is a certified public accountant.

Mark L. Kleifges

Executive Vice President of RMR LLC since 2008

Age: 57

Mr. Kleifges has been an executive vice president of RMR LLC since 2008 and has served in various capacities with RMR LLC and its affiliates for more than ten years. Mr. Kleifges has served as chief financial officer and treasurer of Hospitality Properties Trust since 2002 and of Government Properties Income Trust since 2011. Mr. Kleifges has been the president and chief executive officer of RMR Advisors LLC since October 2017; he was a vice president of RMR Advisors LLC from 2003 to 2004 and its chief financial officer and treasurer from 2004 to September 2017. Mr. Kleifges has also served as chief financial officer and treasurer of RMR Real Estate Income Fund and its predecessor funds since 2003. Mr. Kleifges is a certified public accountant and, prior to joining RMR LLC, was a partner at Arthur Andersen LLP.

Bruce J. Mackey Jr.

Executive Vice President of RMR LLC since 2011

Age: 47

Mr. Mackey has been an executive vice president of RMR LLC since 2011, and was a senior vice president of RMR LLC from 2006 to 2011 and a vice president of RMR LLC from 2001 to 2006. Mr. Mackey has served as president and chief executive officer of Five Star Senior Living Inc. since 2008, and he served as its treasurer, chief financial officer and assistant secretary from 2001 to 2008. Prior to 2001, he served in various capacities for RMR LLC and its affiliates. Mr. Mackey is a certified public accountant.

THE RMR GROUP INC.     2018 Proxy Statement    21

John G. Murray

Executive Vice President of RMR LLC since 2001

Age: 57

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has been the president and chief operating officer of Hospitality Properties Trust since 1996 and was its chief financial officer and treasurer from 1995 to 1996. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

John C. Popeo

Executive Vice President of RMR LLC since 2008

Age: 57

Mr. Popeo has been an executive vice president of RMR LLC since 2008, and previously served as its chief financial officer and treasurer from 1997 to 2012, senior vice president from 2006 to 2008 and vice president from 1999 to 2006. Mr. Popeo has been the chief financial officer and treasurer of Select Income REIT since 2011. Mr. Popeo has also served as president and chief operating officer of Industrial Logistics Properties Trust since 2017. Mr. Popeo was chief financial officer and treasurer of Equity Commonwealth from 1999 to 2014 and was chief financial officer and treasurer of RMR Advisors LLC from 2002 to 2004. Prior to joining RMR LLC, Mr. Popeo was employed at the Beacon Companies and at other real estate and public accounting firms in the Boston, Massachusetts area. Mr. Popeo is a certified public accountant.

Andrew J. Rebholz

Executive Vice President of RMR LLC since 2018

Age: 52

Since January 2018, Mr. Rebholz has been an executive vice president of RMR LLC and chief executive officer of TravelCenters of America LLC. Mr. Rebholz served as a senior vice president of RMR LLC and executive vice president, chief financial officer and treasurer of TravelCenters of America LLC from 2007 until 2017. Previously, Mr. Rebholz served as TA's senior vice president and controller from January 2007 until November 2007. Prior to that time, he served as vice president and controller of TravelCenters of America, Inc., TA's predecessor, since 2002, and as corporate controller of TA's predecessor prior to that since 1997.

Barry Portnoy is the father of Adam Portnoy. There are no other family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

22    THE RMR GROUP INC.     2018 Proxy Statement

DIRECTOR COMPENSATION

The Compensation Committee is responsible for making recommendations to the Board regarding cash compensation paid to Directors and the Equity Plan Committee, a subcommittee of the Compensation Committee, is responsible for reviewing and determining the Class A Common Share awards granted to Directors, in each case, for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Class A Common Share awards for their Board service. The number of Class A Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

In determining the amount and composition of our Directors' compensation, the Compensation Committee (including the Equity Plan Committee) and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

Fiscal Year 2017 Director Compensation

Each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,250 for each meeting attended ($1,000 for each meeting attended prior to March 29, 2017). The annual fee for new Independent Directors was prorated for the initial year. Up to two $1,250 fees ($1,000 for meetings prior to March 29, 2017) were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Director and Managing Director received an award of 2,500 Class A Common Shares in fiscal year 2017.

Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $15,000, $10,000 and $10,000, respectively. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

The following table details the total compensation of the Directors for the fiscal year ended September 30, 2017 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Ann Logan	$74,750	$120,500	$—	$195,250
Rosen Plevneliev	63,750	120,500	—	184,250
Adam D. Portnoy(3)	—	120,500	—	120,500
Barry M. Portnoy(3)	—	120,500	—	120,500
Walter C. Watkins, Jr.	71,000	120,500	—	191,500

  (1)
  The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in fiscal year 2017, consisting of a $40,000 annual cash fee and each of Ms. Logan and Messrs. Plevneliev and Watkins earned an additional $15,000, $10,000 and $10,000, respectively, for service as a committee chair in fiscal year 2017. Ms. Logan earned an additional $19,750 in fees for meetings attended in fiscal year 2017 and Messrs. Plevneliev and Watkins each earned an additional $13,750 and $21,000, respectively, for meetings attended in fiscal year 2017.

  (2)
  Equals 2,500 Class A Common Shares multiplied by the closing price of such shares on the award date, March 29, 2017. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date,

THE RMR GROUP INC.     2018 Proxy Statement    23

    multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All awards vested at the time the award was granted.

  (3)
  Managing Directors do not receive cash compensation for their services as Directors. The compensation of Messrs. Adam Portnoy and Barry Portnoy for their services as executive officers of the Company is not included here and is described below under "Executive Compensation."

24    THE RMR GROUP INC.     2018 Proxy Statement

CORPORATE GOVERNANCE

The Company is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisors, Director compensation, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.rmrgroup.com, click on "Investors & Media" and then click on "Corporate Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

In accordance with our Charter and Bylaws, the Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Other than Adam Portnoy and Barry Portnoy, our executive officers are not members of the Board, but they may attend Board and Board committee meetings with the Company's Director of Internal Audit, in each case, at the invitation of the Board. The Company's President or the Board may call a special meeting.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors may also meet to consider Company business without the attendance of the Managing Directors or other officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In the fiscal year 2017, the Board held six meetings. In fiscal year 2017, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during the period he or she served as a Director. All of the Directors attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.rmrgroup.com.

THE RMR GROUP INC.     2018 Proxy Statement    25

Independence of Directors

Under the corporate governance listing standards of Nasdaq, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes Nasdaq and SEC criteria, as well as the criteria in our Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company and its affiliates and those companies to which the Company or its affiliates provide management and advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee (including an Equity Plan Committee) and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on our website, www.rmrgroup.com, by clicking on "Investors & Media" and then clicking on "Corporate Governance." Shareholders may also request copies free of charge by writing to Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee is comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Our Equity Plan Committee is a subcommittee of our Compensation Committee and operates under the charter of our Compensation Committee and The RMR Group Inc. 2016 Omnibus Equity Plan (the "Equity Plan"). Our Equity Plan Committee is comprised entirely of Independent Directors under applicable Nasdaq rules.

We are a "controlled company" under the rules of Nasdaq because Adam Portnoy and Barry Portnoy control more than 50% of our voting power; therefore, our Compensation Committee and Nominating and Governance Committee may, and do, include Independent and Managing Directors. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

26    THE RMR GROUP INC.     2018 Proxy Statement

Audit Committee

Ann Logan Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Walter C. Watkins, Jr., Rosen Plevneliev
 Meetings Held in the fiscal year ended September 30, 2017: 8

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Company's internal audit function and independent auditor. The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, yearly reports on Form 10-K and earnings releases. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends changes to the Board.

Independence:
Each member of the Audit Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Financial Literacy and Expert:
Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Logan is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and Nasdaq. The Board's determination that Ms. Logan is the Audit Committee's financial expert was based upon her experience as: (i) a member of the audit committees and risk management committees of other public companies; and (ii) an executive vice president of the single family mortgage business and executive vice president and chief credit officer at Fannie Mae.

THE RMR GROUP INC.     2018 Proxy Statement    27

Compensation Committee

Walter C. Watkins, Jr. Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the best long term interests of the Company."

Additional Committee Members: Ann Logan, Rosen Plevneliev, Adam D. Portnoy and Barry M. Portnoy
 Meetings Held in the fiscal year ended September 30, 2017: 4

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the oversight of the Company's compensation and employee benefit programs as they apply to executive compensation; (2) the evaluation of services provided by any individual who serves as an executive officer of the Company and qualifies as a "named executive officer" under the applicable rules of the SEC; (3) the determination of compensation paid by the Company to any named executive officer and the approval or ratification of the compensation paid by the Company to other executive officers; (4) the evaluation of the services provided by the person serving as the Director of Internal Audit for the Company; (5) the approval of compensation paid by the Company to the person serving as the Director of Internal Audit for the Company; and (6) the approval (subject to applicable shareholder approval), evaluation and administration of all equity compensation plans of the Company.

Independence:
Ms. Logan and Messrs. Plevneliev and Watkins meet the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Equity Plan Committee:
The Equity Plan Committee is a subcommittee of the Compensation Committee, established pursuant to the Compensation Committee charter and our Equity Plan, that has the power and authority to administer and determine share awards granted under the Equity Plan and to determine the cash compensation of Adam Portnoy and Barry Portnoy. The members of the Equity Plan Committee are Ms. Logan and Messrs. Plevneliev and Watkins, each of whom is an Independent Director. This subcommittee held three meetings in the fiscal year ended September 30, 2017.

28    THE RMR GROUP INC.     2018 Proxy Statement

Nominating and Governance Committee

Rosen Plevneliev Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Ann Logan, Adam D. Portnoy, Barry M. Portnoy and Walter C. Watkins, Jr.
 Meetings Held in the fiscal year ended September 30, 2017: 3

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected) or when vacancies occur; (2) to develop and recommend to the Board a set of governance principles applicable to the Company; and (3) to oversee the evaluation of the Board and, to the extent not overseen by the Company's Compensation Committee or a committee composed entirely of Directors meeting the independence requirements of the rules of Nasdaq, Company management.

Independence:
Ms. Logan and Messrs. Plevneliev and Watkins meet the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

THE RMR GROUP INC.     2018 Proxy Statement    29

Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and the Company's Director of Internal Audit helps management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management is responsible to incorporate risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The

30    THE RMR GROUP INC.     2018 Proxy Statement

Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management. The Compensation Committee evaluates the performance of the Company's Director of Internal Audit.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its Directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by emailing Internal.Audit@rmrgroup.com; or by filling out a report by visiting the Company's website, www.rmrgroup.com, clicking "Investors & Media," clicking "Corporate Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries and (iii) other employees of the Company and its subsidiaries, from, directly or indirectly through family members or others, purchasing or selling Class A Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other public companies to which the Company provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

THE RMR GROUP INC.     2018 Proxy Statement    31

Corporate Sustainability

The Company's business strategy incorporates and values sustainability principles. The Company seeks to build, improve and operate its business and assets in a manner that maximizes efficiency and operations. The Company considers ways to improve our internal working environment and culture and the communities in which we operate without sacrificing performance. Our engagement and sustainability strategy is primarily implemented by our operating subsidiary, RMR LLC, and focuses on a complementary set of objectives, including the following:

  •
  Responsible Investment: During the acquisition of properties, RMR LLC assesses, among other things, sustainability opportunities and climate related risks as part of the due diligence process.

  •
  Environmental Stewardship: The Company, through RMR LLC, seeks to improve its environmental footprint by reducing energy consumption and water usage across its portfolio of managed properties, especially when doing so may reduce operating costs and improve the competitive positions of our managed properties and companies.

  •
  Corporate Citizenship: The Company, through RMR LLC, seeks to be a responsible corporate citizen and to strengthen the communities in which it does business. RMR LLC regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company wide service day and a matching charitable giving program.

To learn more about our sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Shareholder Nominations and Other Proposals

Deadline to Submit Nominations and Proposals for the 2019 Annual Meeting of Shareholders for Purposes of Rule 14a-4(c)(1):   To be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, shareholder nominations and proposals intended to be made at the 2019 annual meeting of shareholders must be received by the Company not later than December 12, 2018; provided, that, if the date of the 2019 annual meeting of shareholders is more than 30 days earlier or later than March 28, 2019, then a shareholder's notice must be so delivered a reasonable time before the Company sends its proxy materials for the 2019 annual meeting of shareholders.

Deadline to Submit Proposals for the 2019 Annual Meeting of Shareholders for Purposes of Rule 14a-8:    Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before September 28, 2018 in order to be eligible to be included in the proxy statement for the 2019 annual meeting of shareholders; provided, that, if the date of the 2019 annual meeting of shareholders is more than 30 days before or after March 28, 2019, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Related Person Transactions

In this "Related Person Transactions" section, unless the context requires otherwise, references to "RMR Inc.", "we," "us" and "our" refer solely to The RMR Group Inc., a Maryland corporation, and not any of our subsidiaries. The description of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

32    THE RMR GROUP INC.     2018 Proxy Statement

A "related person" means any person who is, or at any time since October 1, 2016 was:

  •
  a Director, a nominee for Director or an executive officer of us;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that contain guidelines for the consideration and approval of any related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors (as such term is defined under Nasdaq rules). In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, as described above, and Maryland law. In the case of any transaction with us in which any other employee of us who is subject to the Code who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.rmrgroup.com.

Related Persons

We conduct substantially all of our business through our subsidiary, RMR LLC. We have no employees, and the personnel and various services we require to operate our business are or will be provided to us by RMR LLC. We serve as the managing member of RMR LLC and, as of January 17, 2018, we owned 15,162,338 class A membership units of RMR LLC and 1,000,000 class B membership units of RMR LLC.

ABP Trust, which is owned by our Managing Directors, Adam Portnoy and Barry Portnoy, directly or indirectly, owns 15,000,000 class A membership units of RMR LLC, 90,564 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares. In addition, as of January 17, 2018, Adam Portnoy and Barry Portnoy owned 30,938 and 41,065 Class A Common Shares, respectively. Our Class B-1 Common Shares and Class B-2 Common Shares entitle holders to ten votes per share. As a result of this ownership, ABP Trust and our Managing Directors own in aggregate a combined direct and indirect 51.9% economic interest in RMR LLC and control 91.4% of the voting power of our outstanding Common Shares.

Through RMR LLC, we provide management services for five real estate investment trusts: Government Properties Income Trust (including its subsidiaries, "GOV"); Hospitality Properties Trust (including its subsidiaries, "HPT"); Industrial Logistics Properties Trust (including its subsidiaries, "ILPT"); Select

THE RMR GROUP INC.     2018 Proxy Statement    33

Income REIT (including its subsidiaries, "SIR"); and Senior Housing Properties Trust (including its subsidiaries, "SNH" and together with GOV, HPT, ILPT and SIR, the "Managed Equity REITs"). As of January 17, 2018, GOV, HPT, SIR and SNH owned 1,214,225, 2,503,777, 1,586,836 and 2,637,408 Class A Common Shares, respectively, and our Managing Directors beneficially owned, in aggregate, 1.8% of GOV's outstanding common shares, 1.5% of HPT's outstanding common shares, 1.9% of SIR's outstanding common shares and 1.3% of SNH's outstanding common shares.

Through our subsidiary Tremont Realty Advisors LLC ("Tremont Advisors"), we provide advisory services for Tremont Mortgage Trust, a mortgage real estate investment trust (including its subsidiaries, "TRMT" and together with the Managed Equity REITs, the "Managed REITs"). Tremont Advisors is also TRMT's largest shareholder, owning 600,100 of TRMT's common shares, or approximately 19.2% of its outstanding common shares as of January 17, 2018.

Through RMR LLC, we provide management services for three real estate based operating companies: Five Star Senior Living Inc. (including its subsidiaries, "FVE"); Sonesta International Hotels Corporation (including its subsidiaries, "Sonesta"); and TravelCenters of America LLC (including its subsidiaries, "TA" and together with FVE and Sonesta, the "Managed Operators"). Through RMR LLC, we also provide management services for Affiliates Insurance Company, an Indiana insurance company ("AIC"), and ABP Trust. Through our subsidiary RMR Advisors LLC ("RMR Advisors"), we also provide advisory services for RMR Real Estate Income Fund ("RIF").

Adam Portnoy and Barry Portnoy are the managing trustees of each Managed REIT, TA and RIF. Barry Portnoy and Gerard M. Martin, who served as a director of RMR LLC prior to June 5, 2015, are managing directors of Five Star. Adam Portnoy and Barry Portnoy are owners and directors of Sonesta and Sonesta's other director also serves as our Executive Vice President, General Counsel and Secretary. Several of our executive officers are also executive officers of the Managed Operators. The Managed Equity REITs and AIC have no employees. RMR LLC provides or arranges for all of the personnel, overhead and services required for the operation of the Managed Equity REITs and AIC pursuant to management agreements with them. All of the officers of the Managed Equity REITs and AIC are officers or employees of RMR LLC. TRMT has no employees. All of the officers, overhead and required office space of TRMT are provided or arranged by Tremont Advisors, and all of TRMT's officers also serve as officers of Tremont Advisors and/or of RMR LLC. RIF has no employees and no office separate from RMR Advisors. All of the officers, overhead and required office space of RIF are provided or arranged by RMR Advisors and all of RIF's officers also serve as officers of Tremont Advisors and/or of RMR LLC. Several of the independent trustees and independent directors of our public client companies also serve as independent trustees or independent directors of other of our public client companies.

Several of our client companies have material historical and ongoing relationships with other of our client companies. For example, as of January 17, 2018, HPT owned 8.6% of the outstanding common shares of TA, SNH owned 8.4% of the outstanding common stock of FVE, GOV owned 27.8% of the outstanding common shares of SIR, SIR owned 69.2% of the outstanding common shares of ILPT and a subsidiary of ABP Trust and our Managing Directors together owned 36.4% of the outstanding common stock of FVE. In addition, ABP Trust, GOV, HPT, SIR, SNH, TA and FVE each own 14.3% of the outstanding common stock of AIC and are parties to an AIC shareholders agreement, and our Managing Directors and the independent trustees and independent directors of the Managed Equity REITs, FVE and TA serve on the board of directors of AIC. HPT is TA's principal landlord, and TA is HPT's largest tenant, operating travel center locations owned by HPT pursuant to long term leases. SNH is FVE's principal landlord and FVE is SNH's largest tenant and manager of senior living communities, operating senior living communities owned by SNH pursuant to long term agreements. Sonesta, which is wholly owned by our Managing Directors, manages a number of HPT's hotels pursuant to long term management agreements.

34    THE RMR GROUP INC.     2018 Proxy Statement

Related Person Transactions

  Management and Advisory Services

As a result of the relationships described in this "Related Person Transactions" section, the Managed REITs, the Managed Operators, AIC, RIF and ABP Trust may be considered to be related persons of us. RMR LLC recognized management services, advisory services and reimbursable payroll and related cost revenues from these related parties for the fiscal year ended September 30, 2017 as set forth in the following table (dollars in thousands):

For the Fiscal Year Ended September 30, 2017

Managed Equity REITs:(1)
GOV	$35,378
HPT(2)	95,198
SIR(3)	44,746
SNH(2)	60,926

236,248

Managed Operators:
FVE(1)	9,624
Sonesta	2,341
TA(1)	14,772

26,737

Other:
ABP Trust	3,916
AIC	240
RIF	2,451
TRMT	85

6,692

$269,677

  (1)
  Includes reimbursable payroll related and other costs (which includes share grants by the identified companies to our executive officers and other employees totaling $40,332 for the fiscal year ended September 30, 2017).

  (2)
  Includes, for HPT, the incentive business management fee of $52,407, which RMR LLC earned from HPT on December 31, 2016 and which was paid in January 2017. See the section entitled "Our Management Agreements with the Managed Equity REITS" below for a description of this incentive fee. On December 31, 2017, RMR LLC earned incentive fees from HPT, SIR and SNH in the amounts of $74.6 million, $25.6 million and $55.7 million, respectively, under the applicable business management agreement with respect to such REIT's year ended December 31, 2017.

  (3)
  RMR LLC entered into business and property management agreements with ILPT on January 17, 2018. Pursuant to RMR LLC's management agreements with SIR, RMR LLC provided services with respect to properties owned by SIR during fiscal year 2017 and transferred to ILPT in connection with its IPO. SIR wholly owned ILPT and its properties during fiscal year 2017.

THE RMR GROUP INC.     2018 Proxy Statement    35

  Our Management Agreements with the Managed Equity REITS

RMR LLC is party to a business management agreement and a property management agreement with each Managed Equity REIT. Each business management agreement requires RMR LLC to use its reasonable best efforts to present the Managed Equity REIT with a continuing and suitable real estate investment program consistent with the REIT's real estate investment policies and objectives. Each property management agreement requires RMR LLC to act as managing agent for each Managed Equity REIT's properties and devote such time, attention and effort as may be appropriate to operate and manage the Managed Equity REIT's properties in a diligent, orderly and efficient manner.

Business Management Fees and Expense Reimbursement.  Each business management agreement between RMR LLC and a Managed Equity REIT provides for (i) an annual base management fee, payable monthly, and (ii) an annual incentive business management fee. The annual base management fee generally is calculated as the lesser of:

  •
  the sum of (a) 0.5% of the historical cost of transferred real estate assets, if any, as defined in the applicable business management agreement, plus (b) 0.7% of the average invested capital (exclusive of the transferred real estate assets), as defined in the applicable business management agreement, up to $250.0 million, plus (c) 0.5% of the average invested capital exceeding $250.0 million; and

  •
  the sum of (a) 0.7% of the average market capitalization, as defined in the applicable business management agreement, up to $250.0 million, plus (b) 0.5% of the average market capitalization exceeding $250.0 million.

The base management fee is payable monthly in arrears, based on the Managed Equity REIT's monthly financial statements and average market capitalization for the applicable month.

The annual incentive business management fee payable by each Managed Equity REIT to RMR LLC, if any, is calculated as follows:

  •
  The incentive business management fee is calculated as an amount equal to 12.0% of the product of (a) the equity market capitalization of the Managed Equity REIT, as defined in the applicable business management agreement, on the last trading day of the year immediately prior to the measurement period, and (b) the amount, expressed as a percentage, by which the Managed Equity REIT's total return per share realized by its common shareholders (i.e., share price appreciation plus dividends, or the "total return per share"), exceeds the total shareholder return of a specified REIT index (the "benchmark return per share") for the relevant measurement period, with each of (a) and (b) subject to adjustments for common shares issued by the Managed Equity REIT during the measurement period.

  •
  No incentive business management fee is payable by the Managed Equity REIT unless its total return per share during the measurement period is positive.

  •
  The measurement period for an annual incentive business management fee is defined as the three year period ending on December 31 of the year for which such fee is being calculated.

  •
  If the Managed Equity REIT's total return per share exceeds 12% per year in the measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the specified REIT index for such measurement period and 12% per year (the "adjusted benchmark return per share"). In instances where the adjusted benchmark return per share applies, the incentive fee will be reduced if the Managed Equity REIT's total return per share is between 200 basis points and 500 basis points below the specified REIT index by a low return factor, as defined in the applicable business management agreement, and there will be no incentive business management fee paid if, in these instances, the Managed Equity REIT's total return per share is more than 500 basis points below the specified REIT index.

36    THE RMR GROUP INC.     2018 Proxy Statement

  •
  The incentive management fee payable by the Managed Equity REIT is subject to a cap equal to the value of the number of its common shares which would, after issuance, represent (a) 1.5% of the number of its common shares outstanding on December 31 of the year for which such fee is being calculated multiplied by (b) the average closing price of its common shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

  •
  Incentive fees paid by the Managed Equity REIT for any measurement period may be subject to certain "clawback" if the financial statements of the Managed Equity REIT for that measurement period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive fee paid by the Managed Equity REIT was greater than the amount it would have paid based on the restated financial statements.

If the business management agreement is terminated, the base business management fee and incentive business management fee due in respect of any partial period prior to the date of termination will be prorated as provided in the agreement.

Under each business management agreement, the Managed Equity REIT pays or reimburses RMR LLC for all of the expenses relating to the Managed Equity REIT's activities and RMR LLC bears its general and administrative expenses relating to its performance of its obligations under the agreement, including expenses of its personnel, rent and other office expenses. Also, the allocable cost of internal audit services is reimbursed by each Managed Equity REIT to RMR LLC; for the fiscal year ended September 30, 2017, GOV, HPT, SIR and SNH cumulatively reimbursed RMR LLC approximately $1.1 million for such services.

Property Management Fees and Expense Reimbursement.  No property management fees are payable by a Managed Equity REIT to RMR LLC for any hotels, senior living communities or travel centers which are leased to, or managed by, a Managed Operator or another operating business such as a hotel management company or a senior living or healthcare services provider. For other properties, each property management agreement between RMR LLC and a Managed Equity REIT provides for (1) a management fee equal to 3.0% of the gross rents collected from tenants and (2) a construction supervision fee equal to 5.0% of the cost of any construction, renovation or repair activities at the Managed Equity REIT's properties, other than ordinary maintenance and repairs. Also, under each property management agreement, the Managed Equity REIT pays certain allocable expenses of RMR LLC in the performance of its duties, including wages for onsite property management personnel and allocated costs of centralized property management services.

Term and Termination.  The terms of the business and property management agreements with each Managed Equity REIT end on December 31, 2037, and automatically extend on December 31st of each year so that the terms thereafter end on the 20th anniversary of the date of the extension. A Managed Equity REIT has the right to terminate its management agreements with RMR LLC: (1) at any time upon 60 days' written notice for convenience, (2) immediately upon written notice for cause, as defined in the agreements, (3) on written notice given within 60 days after the end of any calendar year for a performance reason, as defined in the agreements, and (4) by written notice during the 12 months following a manager change of control, as defined in the agreements. RMR LLC has the right to terminate the management agreements for good reason, as defined in the agreements.

If a Managed Equity REIT terminates a management agreement for convenience, or if RMR LLC terminates a management agreement with a Managed Equity REIT for good reason, the Managed Equity REIT is obligated to pay RMR LLC a termination fee equal to the sum of the present values of the monthly future fees, as defined in the agreement, payable for the remaining term of the agreement, assuming it had not been terminated. If a Managed Equity REIT terminates a management agreement for a performance reason, as defined in the agreement, the Managed Equity REIT is obligated to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of ten years. A Managed Equity REIT is not required to pay any termination fee if it terminates its business or property

THE RMR GROUP INC.     2018 Proxy Statement    37

management agreements for cause, or as a result of a manager change of control, in each case as defined in such agreements. The management agreements provide for certain proportional adjustments to the termination fees in certain circumstances.

Other Provisions.  Under both the business and property management agreements, each Managed Equity REIT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or fraudulent, was willful misconduct or was grossly negligent. In addition, each management agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, will be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Our Management Agreement with TRMT

On September 18, 2017, TRMT entered into a management agreement with Tremont Advisors, pursuant to which Tremont Advisors will implement TRMT's business strategies subject to the oversight of TRMT's board of trustees and is responsible for TRMT's day to day operations and to perform (or cause to be performed) corporate office functions for TRMT.

Fees and Expense Reimbursements.  Under the management agreement, TRMT is responsible to pay Tremont Advisors the following:

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  Base Management Fee.  TRMT is required to pay Tremont Advisors an annual base management fee equal to 1.5% of TRMT's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (a) the sum of (i) the proceeds received by TRMT from its initial public offering (the "TRMT IPO") and the concurrent private placement of its common shares to Tremont Advisors, plus (ii) the net proceeds received by TRMT from any future sale or issuance of shares of beneficial interest of TRMT, plus (iii) TRMT's cumulative core earnings (as defined in the management agreement) for the period commencing on the completion of the TRMT IPO to the end of the most recent calendar quarter, less (b) (i) any distributions previously paid to holders of its common shares, (ii) any incentive fee previously paid to Tremont Advisors and (iii) any amount that TRMT may have paid to repurchase its common shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

  •
  Incentive Fee.  Starting in the calendar quarter ending December 31, 2018, TRMT is required to pay Tremont Advisors quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) TRMT's core earnings for the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) TRMT's equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to Tremont Advisors with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless TRMT's core earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from the date of the completion of the TRMT IPO) in the aggregate is greater than zero. The incentive fee may not be less than zero.

    For purposes of the calculation of base management fees and incentive fees payable to Tremont Advisors, "core earnings" is defined as net income (or loss) attributable to common shareholders of TRMT, computed in accordance with generally accepted accounting principles in the United States ("GAAP"), including realized losses not otherwise included in GAAP net income (loss), and

38    THE RMR GROUP INC.     2018 Proxy Statement

    excluding: (a) the incentive fees earned by Tremont Advisors; (b) depreciation and amortization (if any); (c) non-cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussions between Tremont Advisors and the independent trustees of TRMT and approved by a majority of such independent trustees. Pursuant to the terms of the management agreement, the exclusion of depreciation and amortization from the calculation of core earnings shall only apply to owned real estate. Shares of beneficial interest of TRMT that are entitled to a specific periodic distribution or have other debt characteristics will not be included in equity for the purpose of calculating incentive fees payable to Tremont Advisors. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from core earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from core earnings. Equity and core earnings as defined in the management agreement are non-GAAP financial measures and may be different than shareholders' equity and net income of TRMT calculated according to GAAP.

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  Termination Fee.  In the event the management agreement is terminated by TRMT without a cause event or by Tremont Advisors for a material breach, TRMT will be required to pay Tremont Advisors a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to Tremont Advisors during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by Tremont Advisors during such period, plus (b) an amount equal to the initial organizational costs related to TRMT's formation and the costs of the TRMT IPO and the concurrent private placement paid by Tremont Advisors. No termination fee will be payable if the management agreement is terminated by TRMT for a cause event or by Tremont Advisors without TRMT's material breach.

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  Expense Reimbursement.  Tremont Advisors, and not TRMT, will be responsible for the costs of Tremont Advisors' employees who provide services to TRMT, including the cost of Tremont Advisors' personnel who originate TRMT's loans, unless any such payment or reimbursement is specifically approved by a majority of the independent trustees of TRMT, is a shared services cost or relates to awards made under any equity compensation plan adopted by TRMT from time to time. TRMT is required to pay or to reimburse Tremont Advisors and its affiliates for all other costs and expenses of TRMT's operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to TRMT's investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the management agreement to be borne by Tremont Advisors. Some of these overhead, professional and other services will be provided by RMR LLC pursuant to a shared services agreement between Tremont Advisors and RMR LLC. In addition, TRMT will also pay its pro rata costs of any combined directors and officers liability or other insurance programs arranged by RMR LLC for public companies managed by RMR LLC or its affiliates and TRMT's pro rata portion of internal audit costs incurred by RMR LLC on behalf of TRMT and other public companies to which RMR LLC or its affiliates provides management services. We currently expect that the amount of the RMR LLC shared services costs which Tremont Advisors will pay and TRMT will reimburse to be approximately $1.5 million during the first year of its operations.

Term and Termination.  The initial term of the management agreement with TRMT ends on December 31, 2020, and the agreement will automatically renew for successive one year terms beginning January 1, 2021 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of the

THE RMR GROUP INC.     2018 Proxy Statement    39

independent trustees of TRMT based upon a determination that (a) Tremont Advisors' performance is unsatisfactory and materially detrimental to TRMT or (b) the base management fee and incentive fee, taken as a whole, payable to Tremont Advisors under the management agreement are not fair to TRMT (provided that in the instance of (b), Tremont Advisors will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by Tremont Advisors before each annual renewal upon written notice delivered to the board of trustees of TRMT no later than 180 days prior to an annual renewal date.

Tremont Advisors may terminate the management agreement if TRMT becomes required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), with such termination deemed to occur immediately before such event. In addition, Tremont Advisors may terminate the management agreement upon 60 days' written notice for a material breach by TRMT, as defined in the management agreement, which includes if TRMT defaults in the performance or observance of any material term, condition or covenant contained in the management agreement, the consequence of which was materially adverse to Tremont Advisors and which did not result from and was not attributable to any action, or failure to act, of Tremont Advisors and the default continues for a period of 30 days after written notice to TRMT requesting that the default be remedied within that period, TRMT materially reduces Tremont Advisors' duties and responsibilities or scope of its authority under the management agreement or TRMT ceases or take steps to cease to conduct the business of originating or investing in commercial real estate loans.

Other Provisions.  TRMT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or was grossly negligent. In addition, the management agreement provides that any disputes, as defined in the agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Our Management Agreements with the Managed Operators

Fees.  RMR LLC provides services and earns fees pursuant to a business management agreement with each of the Managed Operators. Under these agreements, RMR LLC provides services to the Managed Operators relating to, or assists them with, among other things, their compliance with various laws and rules applicable to them, capital markets and financing activities, maintenance of their properties, selection of new business sites and evaluation of other business opportunities, accounting and financial reporting, internal audit, investor relations and general oversight of the company's daily business activities, including legal and tax matters, human resources, insurance programs and management information systems.

Each Managed Operator pays RMR LLC a fee under its business management agreement in an amount equal to 0.6% of: (i) for FVE, FVE's revenues from all sources reportable under GAAP other than revenues reportable by FVE with respect to properties for which FVE provides management services, plus the gross revenues of properties managed by FVE determined in accordance with GAAP; (ii) for Sonesta, Sonesta's revenues from all sources reportable under GAAP, other than any revenues reportable by Sonesta with respect to hotels for which Sonesta provides management services, plus the revenues of hotels managed by Sonesta (except to the extent such managed hotel revenues are included in Sonesta's gross revenues under GAAP); and (iii) for TA, the sum of TA's gross fuel margin, determined as TA's fuel sales revenues less its cost of fuel sales, plus TA's total nonfuel revenues. In addition, the business management agreement with each Managed Operator provides that the compensation of senior executives of the Managed Operator, who are also employees or officers of RMR LLC, is the responsibility of the party to or on behalf of which the individual renders services. In the past, because at least 80.0% of each of these executives' business time was devoted to services to the Managed Operator, 80.0% of these executives' total cash compensation was paid by the Managed Operator and the remainder was paid by RMR LLC. Also, the allocable cost of internal audit services is reimbursed by each Managed Operator to RMR LLC; for the fiscal year ended September 30, 2017, the Managed Operators cumulatively reimbursed RMR LLC approximately $0.6 million for such services.

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Term and Termination.  The terms of the business management agreements with each Managed Operator end on December 31, 2018, and automatically extend for successive one year terms, unless RMR LLC or the applicable Managed Operator gives notice of non-renewal before the expiration of the applicable term. Also, a Managed Operator may terminate its business management agreement at any time (i) for FVE and TA, on 60 days' notice and RMR LLC may terminate such agreements at any time on 120 days' notice and (ii) for Sonesta, on 30 days' notice and RMR LLC may terminate its agreement with Sonesta on 30 days' notice. If FVE or TA terminates or elects not to renew its agreement, other than for cause as defined in each agreement, the Managed Operator is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Other Provisions.  Each Managed Operator has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or was grossly negligent. In addition, each agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

TA owns its headquarters building. RMR LLC previously provided property management services for this building pursuant to a property management agreement with TA, but effective July 31, 2017, this property management agreement with TA was not renewed. The property management agreement provided for the payment of a base management fee of $3,000 per month and reimbursement of payroll and other related costs associated with the building.

  Our Advisory Agreement with RIF

RMR Advisors is party to an investment advisory agreement with RIF, pursuant to which it provides RIF with a continuous investment program, makes day to day investment decisions and generally manages the business affairs of RIF in accordance with its investment objectives and policies. RMR Advisors is compensated pursuant to that agreement at an annual rate of 0.85% of RIF's average daily managed assets, as defined in the agreement. Average daily managed assets includes the net asset value attributable to RIF's outstanding common shares, plus the liquidation preference of RIF's outstanding preferred shares plus the principal amount of any borrowings, including from banks or evidenced by notes, commercial paper or other similar instruments issued by RIF. Also, the allocable costs of internal audit services are reimbursed by RIF; for the fiscal year ended September 30, 2017, RIF reimbursed RMR LLC approximately $0.3 million for such services.

The investment advisory agreement continues from year to year or for such longer term as may be approved by RIF's board of trustees, as permitted by the Investment Company Act. So long as required by the Investment Company Act, the agreement is terminable by RIF on 60 days' notice and automatically in the event of an assignment, as defined in the Investment Company Act.

RMR Advisors LLC is also responsible for certain administrative functions of RIF pursuant to an administration agreement with RIF. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company, ("State Street"), to perform substantially all fund accounting and other administrative services for RIF. RIF paid State Street directly, and no additional administrative services fee was paid to RMR Advisors.

  Our Management Agreements with AIC and ABP Trust

RMR LLC provides business management services to AIC for a fee calculated as 3.0% of the total premiums paid for insurance arranged by AIC. RMR LLC also provides business and property management services to our controlling shareholder, ABP Trust, for which it receives, depending upon the services provided, a business management fee in an annual amount equal to 0.6% of ABP Trust's

THE RMR GROUP INC.     2018 Proxy Statement    41

revenues from all sources reportable under GAAP, a property management fee in an amount equal to 3.0% of rents collected from managed properties and a construction supervision fee in an amount equal to 5.0% of the cost of any construction, renovation or repair activities at the managed properties, other than ordinary maintenance and repairs.

  Share Awards by Our Public Client Companies

Our public client companies annually award equity grants to certain of our directors, officers and employees. During the fiscal year ended September 30, 2017, the compensation committees of the Managed Equity REITs and the public Managed Operators awarded grants of common shares directly to such persons in connection with their service as directors of, or the provision of services to, those companies. Based on their grant date values, the aggregate value of such awards was as follows: $1,067,284 from GOV; $2,386,800 from HPT; $1,336,914 from SIR; $1,742,618 from SNH; $213,150 from FVE; and $415,800 from TA.

  The Up-C Transaction

The transaction by which, among other things, GOV, HPT, SIR and SNH acquired 15,000,000 Class A Common Shares (the "Up-C Transaction") from us was completed on June 5, 2015 pursuant to transaction agreements, we, RMR LLC and ABP Trust entered with each of GOV, HPT, SIR and SNH. In addition to the amended and restated business management agreement and amended and restated property management agreement with each of GOV, HPT, SIR and SNH, described above, the Company is party to the agreements described below which were entered into on June 5, 2015 in connection with the Up-C Transaction:

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  Registration Rights for Holders of Class A Common Shares.  We are party to a registration rights agreement with each of GOV, HPT, SIR and SNH covering the Class A Common Shares they own, pursuant to which each of GOV, HPT, SIR and SNH received demand and "piggyback" registration rights, subject to certain limitations. We also entered into a registration rights agreement with ABP Trust pursuant to which ABP Trust received demand and "piggyback" registration rights, subject to certain limitations, covering the Class A Common Shares held by it, including Class A Common Shares received upon exchange of class A membership units of RMR LLC or upon conversion of Class B-1 Common Shares.

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  Tax Receivable Agreement.  We are party to a tax receivable agreement with ABP Trust that provides for the payment by RMR Inc. to ABP Trust of 85.0% of the amount of cash savings, if any, in U.S. federal, state and local income or franchise tax that we realize as a result of (a) the increases in tax basis attributable to our dealings with ABP Trust and (b) tax benefits related to imputed interest deemed to be paid by us as a result of the tax receivable agreement. Payments made under the tax receivable agreement are required to be made within 80 days of the filing of our tax returns. The term of the tax receivable agreement commenced on June 5, 2015 and will continue until all such tax benefits have been utilized or expired, unless the tax receivable agreement is terminated upon a change of control or upon certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement. The tax receivable agreement provides that, upon certain changes of control and certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement, our obligations with respect to redeemable class A membership units of RMR LLC will be accelerated. In those circumstances, our obligations under the tax receivable agreement would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits described in the tax receivable agreement, and that any class A membership units of RMR LLC that have not been redeemed will be deemed redeemed for the market value of our Class A Common Shares at the time of the change of control or breach, as applicable. It is possible, in these circumstances, that the cash tax savings realized by us may be significantly less than the corresponding tax receivable agreement payments.

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    As of September 30, 2017, we had recorded a liability of approximately $62.0 million payable to ABP Trust under the tax receivable agreement, which relates to our purchase of 15,000,000 class A membership units of RMR LLC in the Up-C Transaction. During the fiscal year ended September 30, 2017, we paid approximately $2.9 million to ABP Trust pursuant to the tax receivable agreement. Future redemptions of ABP Trust's class A membership units of RMR LLC, if and when they occur, are expected to give rise to increases in the tax basis of the assets of RMR LLC attributable to our interests in RMR LLC. Such increases in tax basis are likely to increase (for tax purposes) amortization deductions and therefore reduce the amount of income tax we would otherwise be required to pay in the future. These increases in tax basis may also decrease gain (or increase loss) on future dispositions of certain assets to the extent the increased tax basis is allocated to those assets. As a result, any such future redemptions are expected to increase the amounts payable to ABP Trust under the tax receivable agreement.

  •
  The RMR LLC Operating Agreement.  RMR LLC is party to the LLC operating agreement with us and ABP Trust, which agreement governs the operations of RMR LLC and the rights and obligations of its members. Through our status as the managing member of RMR LLC, we exercise control over RMR LLC and are responsible for all operational and administrative decisions of RMR LLC and the day to day management of RMR LLC's business.

  ◦
  Distributions by RMR LLC to its Members. We determine when distributions will be made to the members of RMR LLC and the amount of any such distributions, except that RMR LLC is required by the LLC operating agreement to make certain distributions to the members of RMR LLC quarterly on the basis of the assumed tax liabilities of the members and in connection with a dissolution of RMR LLC. Under the LLC operating agreement, all distributions from RMR LLC are to be made to the members of RMR LLC pro rata in accordance with the percentage economic interest of the membership units they hold and net profits and net losses of RMR LLC generally are to be allocated to its members pro rata in accordance with the percentage interest of the membership units they hold. For the fiscal year ended September 30, 2017, pursuant to the LLC operating agreement, RMR LLC made required quarterly tax distributions to holders of its membership units totaling $74.4 million. ABP Trust, as the then holder of 15,000,000 class A membership units of RMR LLC, received $35.9 million of these distributions by RMR LLC. To fund our payment of dividends of $0.25 per Class A Common Share and per Class B-1 Common Share on each of November 17, 2016, February 21, 2017, May 18, 2017 and August 17, 2017, respectively, RMR LLC paid distributions to holders of its class A membership units and class B membership units in an equivalent amount per unit. For the fiscal year ended September 30, 2017, ABP Trust, as the then holder of 15,000,000 class A membership units of RMR LLC, received an aggregate of $15.0 million of these distributions by RMR LLC.

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  Coordination of RMR Inc. and RMR LLC. RMR LLC is permitted to issue additional of its membership units from time to time provided that they are substantially equivalent to additional equity securities issued from time to time by us. At any time we issue any equity securities, we have agreed to contribute to RMR LLC the net proceeds, if any, we received in the connection with the issuance. In exchange for the contribution, RMR LLC has agreed to issue to us an equivalent number of units of RMR LLC with substantially the same rights and restrictions. Conversely, if we redeem or repurchase any of our equity securities, RMR LLC will, immediately prior to our redemption or repurchase, redeem or repurchase, upon the same terms and for the same price, an equal number of equity securities of RMR LLC held by us with substantially the same rights and restrictions as the equity securities being redeemed or repurchased. The class A membership units of RMR LLC not held by us and our Class B-2 Common Shares constitute "paired interests." If RMR LLC issues additional class A membership units to someone other than us, we have agreed to issue to that member an equivalent number of our Class B-2 Common Shares.

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  Redemption Rights of Holders of Class A Membership Units. Holders of class A membership units, other than us, may cause RMR LLC to redeem their class A membership units for

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      Class A Common Shares on a 1:1 basis, or we may elect to pay cash on such redemption. For each class A membership unit redeemed, we will automatically redeem the corresponding Class B-2 Common Share comprising the "paired interest" for no additional consideration.

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    Transfers of Membership Units of RMR LLC. Membership units of RMR LLC are subject to certain specified restrictions on transfer.

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    Indemnification and Exculpation. RMR LLC has agreed to indemnify the current and former members of RMR LLC, executive officers and directors of us or RMR LLC, and current and former executive officers and directors of us or RMR LLC serving at our request or the request of RMR LLC as an executive officer or director of another entity, except in certain matters in which it is established that the individual in question received an improper benefit or undertook active and deliberate dishonesty. We, our affiliates and executive officers, the tax matters partner of RMR LLC and the executive officers of RMR LLC will not be liable to RMR LLC or to any non-managing member of RMR LLC for any act or omission performed or omitted by or on behalf of the individual or entity in question in such capacity, with an exception for certain matters for which it is established that the person received an improper benefit or undertook active and deliberate dishonesty.

  TRMT Initial Public Offering

On September 18, 2017, TRMT, then a 100% owned subsidiary of Tremont Advisors, completed the TRMT IPO of 2,500,000 common shares at $20.00 per share. In connection with the TRMT IPO, Tremont Advisors entered into a management agreement with TRMT, dated September 18, 2017, pursuant to which Tremont Advisors provides certain services to TRMT, and TRMT and Tremont Advisors entered into an underwriting agreement with the underwriters of the TRMT IPO. Under these agreements, among other things, Tremont Advisors agreed to pay 100% of the initial organizational costs related to TRMT's formation and the costs of the TRMT IPO, which costs totaled approximately $6.6 million. Concurrently with the closing of the TRMT IPO, Tremont Advisors purchased 600,000 common shares of TRMT at $20.00 per share, the initial public offering price in the TRMT IPO, pursuant to a private placement purchase agreement entered into by Tremont Advisors and TRMT on September 13, 2017. This private placement purchase agreement also provides Tremont Advisors with demand and "piggyback" registration rights, subject to certain limitations, covering the common shares of TRMT owned by Tremont Advisors.

  RIF Rights Offering

In September 2017, RIF completed a pro rata offering of transferable rights to holders of RIF common shares, which rights entitled the holders thereof to subscribe for up to 2,550,502 RIF common shares, in aggregate, at a subscription price equal to $17.74 per RIF common share. RMR Advisors agreed to pay all expenses of this rights offering, which expenses totaled approximately $2.3 million. ABP Trust is a shareholder of RIF and purchased 19,642 RIF common shares in this rights offering. In addition to the RIF common shares purchased by ABP Trust in the rights offering, Adam Portnoy and Barry Portnoy, who are also shareholders of RIF, purchased 54,524 and 282,297 RIF common shares in this rights offering, respectively.

  ILPT Initial Public Offering

On January 17, 2018, ILPT, then a 100% owned subsidiary of SIR, completed its initial public offering of 20,000,000 common shares at $24.00 per share. In connection with the ILPT IPO, RMR LLC entered into business and property management agreements, on substantially similar terms as those with the other Managed Equity REITs, with ILPT, dated January 17, 2018, pursuant to which RMR LLC provides certain services to ILPT, and RMR LLC and ILPT entered into an underwriting agreement, dated January 11, 2018, with the underwriters of the ILPT IPO.

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  Leases

As of September 30, 2017, RMR LLC leased office space for use as its headquarters and other offices under various lease agreements with ABP Trust and certain Managed Equity REITs. For the fiscal year ended September 30, 2017, RMR LLC incurred rental expense under these leases aggregating $4.2 million. Generally, the rents RMR LLC pays the Managed Equity REITs were set at the average building rent for third party tenants in the same buildings at the time the leases were entered and the leases were approved by the independent trustees of the applicable Managed Equity REIT. The rents RMR LLC pays to ABP Trust were set based upon a survey of comparable market rents at the time the leases were entered. These leases have various termination dates and several have renewal options. Also, some of these leases allow RMR LLC to terminate such lease early if RMR LLC's management agreements applicable to the buildings in which RMR LLC leases space are terminated.

  Other

On November 29, 2017, Thomas M. O'Brien announced his decision to resign from his position as an Executive Vice President and employee of RMR LLC and as president and chief executive officer and as one of the managing directors of TA effective December 31, 2017. In connection with Mr. O'Brien's planned retirement, on November 29, 2017, TA and RMR LLC, entered into a retirement agreement with Mr. O'Brien. Pursuant to his retirement agreement, Mr. O'Brien continued to serve as an Executive Vice President of RMR LLC through December 31, 2017. Under Mr. O'Brien's retirement agreement, consistent with past practice, RMR LLC continued pay Mr. O'Brien his current annual base salary of $0.1 million until December 31, 2017 and a cash bonus in respect of 2017 in the amount of $0.5 million in December 2017. Pursuant to his retirement agreement, Mr. O'Brien granted to TA or its nominee a first right of refusal in the event he determines to sell any of his shares of TA, pursuant to which TA may elect during a specified period to purchase those shares at the average closing price per share for the ten trading days preceding the date of his written notice to TA of his intent to sell. In the event that TA declines to exercise its purchase right, RMR LLC may elect to purchase such shares at the price offered to TA. Mr. O'Brien also agreed that, as long as he owns shares in the Company, GOV, HPT, SIR, SNH, TA or FVE, he will vote those shares at shareholders' meetings in favor of nominees for director or trustee, as applicable, and proposals recommended by the Board or the board of trustees or board of directors, as applicable, of such other companies. Mr. O'Brien's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release. Mr. O'Brien's retirement agreement also contains certain terms relating to TA.

We, GOV, HPT, SIR, SNH, TRMT, FVE and TA participate in a combined directors' and officers' liability insurance policy for primary coverage, including errors and omissions coverage for RMR LLC. We paid a premium of $0.1 million for this coverage for the policy year ending September 30, 2018. In September 2017, we participated in a one year extension of this combined directors' and officers' insurance policy through September 2019. Our premium for this policy extension was approximately $0.1 million. The premiums for the combined policy were allocated among the insured companies after consultation with our insurance broker.

Pursuant to RMR LLC's management agreements with our client companies, RMR LLC may from time to time negotiate on behalf of such entities with certain third party vendors and suppliers for the procurement of services to them. As part of this arrangement, these entities may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

In October 2017, in connection with GOV's acquisition of First Potomac Realty Trust ("FPO"), RMR LLC entered into a number of property management agreements with FPO subsidiaries. Under those agreements, the applicable subsidiary pays RMR LLC certain property management fees directly, which fees are credited against the property management fees payable by GOV to RMR LLC.

In June 2017, we became aware that we had been a victim of a criminal fraud that law enforcement authorities refer to as business email compromise fraud. This fraud involved a person pretending to be

THE RMR GROUP INC.     2018 Proxy Statement    45

the representative of the seller in a property acquisition transaction for one of our Managed Equity REITs. The impostor provided fraudulent wire instructions to one of our senior employees. As a result, funds were sent by wire transfer to an account that was believed to be, but in fact was not, the seller's account, which resulted in our incurring a loss of approximately $0.6 million as well as additional expenses of $0.2 million in connection with this matter for the fiscal year ended September 30, 2017. The affected Managed Equity REIT did not incur any loss in connection with this matter.

In March 2017, RMR LLC entered into a management agreement with a subsidiary of SNH related to a medical office building located in Boston in connection with a joint venture arrangement for that building. Under that agreement, the SNH subsidiary pays RMR LLC certain business management fees, which fees are credited against the business management fees SNH pays to RMR LLC.

We conduct a Leadership Development Program for which certain of our employees take part in a two year rotational program, working at each of RMR LLC, FVE, TA and Sonesta for six month intervals. The employee remains on our payroll during this rotational program and the Managed Operators reimburse us for the applicable employee costs for the six month period of time that the employee works for it.

We and our public client companies have in the past held, and likely will in the future hold, business meetings at Sonesta operated hotels from time to time, and the directors, trustees, officers and employees of us and our public client companies have in the past stayed, and are likely in the future to stay, overnight at Sonesta operated hotels when traveling for business. The applicable company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses its directors, trustees, officers or employees for the costs of these hotel stays.

For more information about related person transactions, please see the proxy statements and periodic reports filed with the SEC by our public client companies, i.e., GOV, HPT, ILPT, SIR, SNH, FVE, TA, TRMT and RIF. These SEC filed proxy statements and periodic reports are available at www.sec.gov. Those documents are not incorporated by reference into this Proxy Statement. Also, please see Note 6, Related Person Transactions, included in the audited consolidated financial statements included in our Annual Report for additional information regarding related party transactions for the fiscal year ended September 30, 2017.

46    THE RMR GROUP INC.     2018 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended September 30, 2017, our executive officers, Directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

THE RMR GROUP INC.     2018 Proxy Statement    47

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

The following table sets forth information regarding the beneficial ownership of then outstanding Common Shares by each person the Company knows to be the beneficial owner of more than 5% of the respective classes of Common Shares, each Director and Director Nominee, each of our named executive officers, and our Directors and executive officers as a group, all as of January 17, 2018. Unless otherwise noted, to the Company's knowledge, voting power and investment power in Class A Common Shares are exercisable solely by the named person, all percentages of ownership for Class A Common Shares are based on approximately 15,162,338 Class A Common Shares outstanding as of January 17, 2018, and the principal business address of the named beneficial owner is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

	Class A Common Shares			Class B-1 Common Shares			Class B-2 Common Shares			Combined Voting Power
Name of Beneficial Owner	Number		%	Number		%	Number		%	%

Government Properties Income Trust	1,214,225		8.0%	—		—	—		—	*%
Hospitality Properties Trust	2,503,777		16.5%	—		—	—		—	1.4%
Select Income REIT	1,586,836		10.5%	—		—	—		—	*%
Senior Housing Properties Trust	2,637,408		17.4%	—		—	—		—	1.5%
ABP Trust	1,090,564	(1)	6.7%	1,000,000		100.0%	15,000,000		100.0%	92.0%
Directors, Director Nominees and Executive Officers:
Adam D. Portnoy	1,121,502	(1)(2)	6.9%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	92.0%
Barry M. Portnoy	1,131,629	(1)(2)	7.0%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	92.0%
Jennifer B. Clark	9,495		* %	—		—	—		—	*%
Ann Logan	5,087		* %	—		—	—		—	*%
Walter C. Watkins, Jr.	5,000		* %	—		—	—		—	*%
Rosen Plevneliev	2,125		* %	—		—	—		—	*%
All executive officers and directors as a group (14 persons)	1,247,136	(1)	8.2%	1,000,000		100.0%	15,000,000		100%	92.1%

  *
  Indicates less than 1.0%.

  (1)
  Beneficial ownership of Class A Common Shares by ABP Trust, Adam Portnoy and Barry Portnoy in the table above reflects the 1,000,000 Class A Common Shares issuable upon conversion of the Class B-1 Common Shares owned by ABP Trust and beneficially owned by Adam Portnoy and Barry Portnoy. These numbers exclude 15,000,000 Class A Common Shares issuable upon redemption of the class A membership units of RMR LLC (which are paired with 15,000,000 Class B-2 Common Shares) owned by a subsidiary of ABP Trust and beneficially owned by ABP Trust, Adam Portnoy and Barry Portnoy. At our option, we may elect to pay cash in lieu of Class A Common Shares for some or all of such redeemed class A membership units. Amounts exclude fractional shares.

  (2)
  This number represents (or in the case of Class A Common Shares, includes) shares owned by ABP Trust. Voting and investment power with respect to the shares owned by ABP Trust may be deemed to be shared by Adam Portnoy as the President and Chief Executive Officer, a beneficial owner and a trustee of ABP Trust and Barry Portnoy as Chairman, majority beneficial owner and a trustee of ABP Trust. Adam Portnoy and Barry Portnoy are managing trustees of each Managed REIT and each Managed REIT is managed by RMR LLC, of which we are the managing member. Adam Portnoy, Barry Portnoy and RMR LLC may not act to vote or sell the Class A Common Shares beneficially owned by a Managed REIT without the authorization of the board of trustees of the Managed REIT. Each Managed REIT has a board comprised of five or six trustees. As a result, Adam Portnoy and Barry Portnoy have determined that they do not beneficially own the Class A Common Shares owned by the Managed REITs and therefore the Class A Common Shares owned by the Managed REITs are not referenced as beneficially owned by Adam Portnoy and Barry Portnoy in the above table.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Adam Portnoy, our Managing Director, President and Chief Executive Officer, and Barry Portnoy, our Managing Director, currently serve and have served in the fiscal year ended September 30, 2017 as members of our Compensation Committee. The executive compensation of Adam Portnoy and Barry Portnoy is determined by a subcommittee of the Compensation Committee comprised of the Committee's other members, all of whom are Independent Directors. For more information regarding the relationships of Adam Portnoy and Barry Portnoy with us and our client companies, see "Certain Relationships and Related Person Transactions."

48    THE RMR GROUP INC.     2018 Proxy Statement

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of September 30, 2017, or our "named executive officers." The compensation set forth below includes compensation paid by us and compensation paid by our client companies to our named executive officers in their capacity as our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Adam D. Portnoy	2017	$300,000	$2,600,000	$644,850	$17,115	$3,561,965
Managing Director, President and Chief Executive Officer	2016	300,000	2,500,000	556,140	10,600	3,366,740
Barry M. Portnoy	2017	$300,000	$2,600,000	$528,900	$17,200	$3,446,100
Managing Director	2016	300,000	2,500,000	397,320	10,600	3,207,920
Jennifer B. Clark	2017	$300,000	$2,600,000	$1,010,700	$120,541	$4,031,241
Executive Vice President, General	2016	300,000	2,500,000	1,068,345	107,550	3,975,895
Counsel and Secretary

  (1)
  The amounts listed in this column represent the annual cash bonuses to each of the named executive officers. The bonuses are described in more detail below in "Fiscal Year 2017 Executive Compensation—Annual Cash Bonuses."

  (2)
  The values listed in this column include the value of both the Class A Common Shares we awarded to our named executive officers (including for Adam Portnoy and Barry Portnoy, awards in their capacity as Managing Directors) and the value of the share awards made by our public client companies to our named executive officers in our fiscal years 2017 and 2016.

  The value included for awards made by us represents the grant date fair value of the Class A Common Shares compiled in accordance with ASC 718. No assumptions were used in this calculation. The value included for awards made by our public client companies to our named executive officers represents the grant date fair value of shares compiled in accordance with the Financial Accounting Standards Board Accounting Standards CodificationTM Topic 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505-50"). Awards made by us were made pursuant to our Equity Plan. Awards made by our public client companies were made pursuant to the applicable client company's equity compensation plan. Class A Common Shares we awarded to Adam Portnoy and Barry Portnoy in their capacity as Managing Directors vest at the time of grant. For other awards, one fifth of a share award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the initial grant date, subject to the applicable named executive officer continuing to render significant services, whether as our employee or otherwise, to us or our public client companies and to accelerated vesting under certain circumstances. Holders of shares awarded pursuant to these grants receive any distributions paid on common shares paid by us or the applicable client company on the same terms as other holders of our or the client company's common shares, as applicable.

  The amounts presented in this column exclude shares of our client companies awarded to Adam Portnoy and Barry Portnoy for services as a managing trustee or managing director of a client company.

THE RMR GROUP INC.     2018 Proxy Statement    49

    The following table shows the total shares awarded by us and our public client companies to our named executive officers in our fiscal year 2017, including vested and unvested portions of each grant.

Name	Company	Grant Date	Number of Shares	Grant Date Fair Value of Share Awards ($)(a)

Adam D. Portnoy	RMR	9/14/2017	10,500	$528,900(b)
	FVE	12/7/2016	15,000	36,750
	TA	11/30/2016	12,000	79,200

				$644,850
Barry M. Portnoy	RMR	9/14/2017	10,500	$528,900(b)

				$528,900
Jennifer B. Clark	RMR	9/14/2017	4,000	$204,200
	FVE	12/7/2016	15,000	36,750
	TA	11/30/2016	12,000	79,200
	SNH	9/14/2017	9,500	187,910
	HPT	9/14/2017	7,500	210,600
	GOV	9/14/2017	7,000	130,270
	SIR	9/14/2017	7,000	161,770

				$1,010,700

    (a)
    Equals the number of shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718 or ASC 505-50, as applicable. No assumptions were used in this calculation.

    (b)
    Includes 2,500 Class A Common Shares, valued at $120,500, awarded to each of Adam Portnoy and Barry Portnoy on March 29, 2017 for services as our Managing Directors.
  (3)
  We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code, or 401(k) plan, in which our named executive officers participate, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column include matching contributions we made to each named executive officer in respect of their participation in our 401(k). The amounts listed in this column also include distributions received on unvested awards of our Class A Common Shares and on unvested awards of common shares of our public client companies.

50    THE RMR GROUP INC.     2018 Proxy Statement

Outstanding Equity Awards at 2017 Fiscal Year End

			Stock Awards
Name	Client Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Adam D. Portnoy	RMR	9/14/2017	6,400	$328,640
	RMR	9/15/2016	4,800	246,480
	FVE	12/7/2016	12,000	18,600
	FVE	12/14/2015	9,000	13,950
	FVE	12/15/2014	5,000	7,750
	FVE	12/11/2013	2,500	3,875
	TA	11/30/2016	9,600	40,800
	TA	12/8/2015	7,200	30,600
	TA	12/2/2014	4,800	20,400
	TA	11/19/2013	1,800	7,650

				$718,745

Barry M. Portnoy	RMR	9/14/2017	6,400	$328,640
	RMR	9/15/2016	4,800	246,480

				$575,120

Jennifer B. Clark	RMR	9/14/2017	3,200	$164,320
	RMR	9/15/2016	2,400	123,240
	GOV	9/14/2017	5,600	105,112
	GOV	9/15/2016	4,200	78,834
	GOV	9/2/2015	2,800	52,556
	GOV	9/12/2014	1,200	22,524
	HPT	9/14/2017	6,000	170,940
	HPT	9/15/2016	4,500	128,205
	HPT	9/2/2015	3,000	85,470
	HPT	9/12/2014	1,500	42,735
	SIR	9/14/2017	5,600	131,152
	SIR	9/15/2016	4,200	98,364
	SIR	9/2/2015	2,800	65,576
	SIR	9/12/2014	1,200	28,104
	SNH	9/14/2017	7,600	148,580
	SNH	9/15/2016	5,700	111,435
	SNH	9/2/2015	3,800	74,290
	SNH	9/12/2014	1,700	33,235
	FVE	12/7/2016	12,000	18,600
	FVE	12/14/2015	9,000	13,950
	FVE	12/15/2014	5,000	7,750
	FVE	12/11/2013	2,500	3,875
	TA	11/30/2016	9,600	40,800
	TA	12/8/2015	7,200	30,600
	TA	12/2/2014	4,800	20,400
	TA	11/19/2013	1,800	7,650

				$1,808,297

  (1)
  Equals the number of shares multiplied by the closing price of our Class A Common Shares or the respective client company's common shares on September 29, 2017.

THE RMR GROUP INC.     2018 Proxy Statement    51

Potential Payments upon Termination or Change in Control

From time to time, we and our public client companies have entered into arrangements with our former employees in connection with the termination of their employment with us, providing for the acceleration of vesting of shares previously awarded and, in certain instances, payments for future services to us as a consultant or part time employee and continuation of health care and other benefits. Although neither we nor such client companies have a formal policy, plan or arrangement for payments to our employees in connection with their termination of employment with us, we and such client companies may in the future provide on a discretionary basis for similar payments depending on various factors we or they then consider relevant and if we or such client company believes it is in its best interests to do so.

On September 14, 2017, the Equity Plan Committee approved awards of 8,000 Class A Common Shares to Messrs. Adam Portnoy and Barry Portnoy and 4,000 Class A Common Shares to Ms. Jennifer Clark in their capacities as our named executive officers. These awards were valued at $51.05 per Class A Common Share, the closing price of the Class A Common Shares on Nasdaq on the date the grants were made under our Equity Plan. The form of award agreement for each of these awards provides for vesting of the Class A Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all share awards upon the occurrence of certain change in control or employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of September 30, 2017.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of September 30, 2017 ($)(1)

Adam D. Portnoy	11,200	$575,120
Barry M. Portnoy	11,200	575,120
Jennifer B. Clark	5,600	287,560

  (1)
  Equals the number of shares multiplied by the closing price of the Company's Class A Common Shares on September 29, 2017.

Fiscal Year 2017 Compensation Elements

Each of our named executive officers was provided with the following material elements of compensation in fiscal year 2017:

Base Salary

We pay an annual base salary of $300,000 to each of our named executive officers. Consistent with our historical practice, base salaries for our named executive officers are generally a small part of their total compensation.

Annual Cash Bonuses

Annual cash bonuses are a key component of our named executive compensation and represented the majority of compensation we paid to each of our named executive officers for our 2017 fiscal year. We did not provide guaranteed cash bonuses to any of our named executive officers for fiscal year 2017 and did not set specific performance targets on which bonuses would be payable. Instead, the annual cash bonuses we paid to our named executive officers with respect to fiscal year 2017 were discretionary in amount and were based on a performance evaluation conducted by, in the case of Adam Portnoy and Barry Portnoy, the Equity Plan Committee, and in the case of other named executive officers, our Compensation Committee. The evaluation involved an analysis of both (i) our overall performance and (ii) the performance of the individual officer and his or her contributions to us. We believe this evaluation process allowed us to link pay with performance in the closest way possible and provided us with the

52    THE RMR GROUP INC.     2018 Proxy Statement

flexibility necessary to take all relevant factors into account in determining the bonus amounts, including our named executive officers' ability to react to changing circumstances that impact our business. We believe our compensation process provided us with a better compensation structure than a formulaic bonus structure based solely on the achievement of specific pre-established performance targets which may not capture all appropriate factors that materially impacted our or the individual named executive officer's performance.

Equity Awards

Under the Equity Plan, an aggregate of 600,000 Class A Common Shares are available for grants of options to acquire stock, restricted or unrestricted stock, contractual rights to receive stock in the future, stock appreciation rights, other rights to receive compensation in amounts determined by the value of the Class A Common Shares and cash based awards. Employees, Directors, independent contractors and consultants of the Company or any affiliate of the Company are eligible to receive awards under the Equity Plan. Equity awards we make to our employees (including our named executive officers) are made by our Equity Plan Committee. Equity awards made to our employees (including our named executive officers) by our public client companies are made to them by the compensation committees of the boards of such companies.

Retirement Arrangements

We maintain a 401(k) plan for eligible employees, including our named executive officers and provide matching contributions equal to 100.0% of the first 3.0% and 50.0% of the next 2.0% of an employee's cash compensation contributed to the plan up to stated maximums. We do not maintain a defined pension plan or any nonqualified deferred compensation plans.

Employee Benefits

Eligible employees, including our named executive officers, participate in broad based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance. Our named executive officers participate in these programs on the same basis as other eligible employees. We do not provide our named executive officers with perquisites.

Employment Agreements

We have no employment agreements with our named executive officers or any of our other employees.

THE RMR GROUP INC.     2018 Proxy Statement    53

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended September 30, 2017; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2017, for filing with the SEC.

Ann Logan, Chair Rosen Plevneliev Walter C. Watkins, Jr.

54    THE RMR GROUP INC.     2018 Proxy Statement

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 2018. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2015 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended September 30, 2017 and 2016.

	2017 Fees	2016 Fees

Audit Fees	$994,000	$648,113
Audit Related Fees	268,121	—
Tax Fees	—	10,575
All Other Fees	456	508

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control

THE RMR GROUP INC.     2018 Proxy Statement    55

matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services. The increase in audit related fees from 2016 to 2017 reflects audit fees associated with the initial public offering of TRMT and the rights offering for RIF.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2017 and 2016 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in fiscal 2017 and 2016 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2017 and fiscal 2016 are set forth above. The tax fees charged by Ernst & Young LLP during fiscal 2016 were for tax compliance services, including those related to the Company's income tax return for the fiscal year ended September 30, 2016. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2018 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2018 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

56    THE RMR GROUP INC.     2018 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Executive Vice President, General Counsel and Secretary

Newton, Massachusetts
January 26, 2018

THE RMR GROUP INC.     2018 Proxy Statement    57

THANK YOU

Thank you for being a shareholder of The RMR Group Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on March 27, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on March 27, 2018. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The RMR Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by The RMR Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E35439-P00489 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE RMR GROUP INC. 1. Election of Directors. For Withhold ! ! ! ! ! ! ! ! ! ! Ann Logan For Against Abstain ! ! ! Rosen Plevneliev 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2018 fiscal year. Adam D. Portnoy Barry M. Portnoy Walter C. Watkins, Jr. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2.

THE RMR GROUP INC. ANNUAL MEETING OF SHAREHOLDERS March 28, 2018, 9:30 a.m., Eastern time The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2018 Annual Meeting of Shareholders of The RMR Group Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2018 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. E35440-P00489 THE RMR GROUP INC. The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2018 Annual Meeting of Shareholders of The RMR Group Inc. (the "Company"), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of The RMR Group Inc. The undersigned shareholder of the Company hereby appoints Matthew P. Jordan, Adam D. Portnoy and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Shareholders of the Company to be held at The RMR Group Headquarters, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on March 28, 2018, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2018 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments:

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Notice of 2018 Annual Meeting of Shareholders and Proxy Statement